EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND Class I Shares Supplement to Prospectus dated September 1, 2008

The following replaces "Shareholder Fees" and "Fund Fees and Expenses" in "Fund Summary":

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares

.
	Shareholder Fees		Annual Fund Operating Expenses
	(fees paid directly from your investment)		(expenses that are deducted from Fund and Portfolio assets)

	Maximum Sales Charge (Load) (as a percentage of offering price)	None	Management Fees	1.00%
	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset
	value at time of purchase or time of redemption)	None
	Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	Other Expenses	0.32%
	Redemption Fee (as a percentage of exchange price or amount redeemed)(1)	1.00%	Total Annual Fund Operating Expenses	1.32%
	Exchange Fee (as a percentage of exchange price or amount redeemed)(1)	1.00%
(1)	Class I shares redeemed or exchanged within 90 days of the settlement of purchase.

November 13, 2008	I-TMIEPS